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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2005


                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                     1-4300                   41-0747868
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 8.01. OTHER EVENTS

On September 15, 2005, Apache Corporation issued an update on its recovery efforts after Hurricane Katrina.

On September 15, 2005, Apache Corporation announced an increase in the quarterly cash dividend on its common stock to ten cents per share from eights cents per share.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release dated September 15, 2005, "Apache Updates Post-Katrina Production Restoration: 81% of Shut-In Gas and 65% of Oil Back on Stream"

99.2 Press Release dated September 15, 2005, "Apache Increases Common Dividend 25 Percent"

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APACHE CORPORATION

Date:  September 15, 2005                     /s/ Roger B. Plank
                                              ----------------------------------
                                              Roger B. Plank
                                              Executive Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release dated September 15, 2005, "Apache Updates Post-Katrina Production Restoration: 81% of Shut-In Gas and 65% of Oil Back on Stream"

99.2 Press Release dated September 15, 2005, "Apache Increases Common Dividend 25 Percent"